                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       /_/      Preliminary Proxy Statement

       /_/      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       /_/      Definitive Proxy Statement

       /X/      Definitive Additional Materials

       /_/      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     /_/    Fee paid previously with preliminary materials:

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     /_/    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

                                       -2-

          The Computer Horizons Full Value Committee (the "Committee"), together with the other participants named herein, is filing materials  contained in this
Schedule 14A with the Securities and Exchange  Commission  ("SEC") in connection with the  solicitation of proxies against a proposed merger  involving  Computer
Horizons  Corp.  (the  "Company") and Analysts  International  Corporation to be
submitted to a vote of the  shareholders  of the Company at a special meeting of shareholders  scheduled  to be held  September  2,  2005.

          Item 1: On August 11, 2005, the Committee  issued the following  press release.

NEWS RELEASE

CONTACT:
--------
Bob Sandhu & Mark Harnett
MacKenzie Partners, Inc.
(212) 929-5500

               THE COMPUTER HORIZONS FULL VALUE COMMITTEE BEGINS
            SOLICITING SHAREHOLDER VOTE AGAINST PROPOSED MERGER WITH
                             ANALYSTS INTERNATIONAL

            NEW YORK,  AUGUST 11 -- The Computer  Horizons Full Value  Committee
today began  mailing its proxy  statement  and GREEN proxy card in opposition to the proposed  merger of Computer  Horizons  Corp.  (NASDAQ:  CHRZ) with Analysts
International  Corporation  (NASDAQ:  ANLY). The special meeting to consider the merger is scheduled for September 2, 2005.

            Speaking on behalf of the Committee,  Eric  Rosenfeld,  President of
Crescendo Partners,  stated, "We urge all shareholders to vote AGAINST all three proposals on our GREEN proxy card. We don't  believe that this  proposed  merger with Analysts  International  is in the best  interests of the  shareholders  of
Computer  Horizons.  We believe the exchange ratio under the proposed  merger is set too high, the proposed merger will dilute Computer Horizons' most profitable and promising  business  segments,  the proposed merger represents a significant change in strategy  which has not been justified to  shareholders  and there are potentially more favorable  strategic  opportunities  for Computer Horizons than this proposed merger."

            "Voting  AGAINST  the  merger  proposals  is only the first step for shareholders,"  Rosenfeld stated, "the Committee has requested that the Computer
Horizons' board call a special meeting. At the special meeting shareholders will be asked to replace the  incumbent  board of Computer  Horizons with one that is truly aligned with the interests of all  shareholders.  We are  frustrated  that although Computer Horizons has publicly acknowledged that our request is proper, they have not responded to us regarding setting a meeting date."

            All  shareholders  are urged to return  their signed and dated GREEN proxy card. If you have  previously  voted on  management's  white card, you can still vote  AGAINST the merger by  returning  the GREEN card -- only your latest dated proxy will be counted.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On  August  11,  2005,   The  Computer   Horizons  Full  Value   Committee  (the
"Committee"),  together with the other participants (as defined below),  filed a definitive proxy statement and  accompanying  proxy card with the Securities and
Exchange  Commission  ("SEC")  to be used to  solicit  votes  against a proposed
merger   involving   Computer   Horizons  Corp.  (the  "Company")  and  Analysts
International  Corporation to be submitted to a vote of the  shareholders of the
Company at a special meeting of  shareholders  scheduled to be held on September
2,  2005  (the  "Merger  Special  Meeting").  The  Committee  expects  to make a preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes to remove and replace the Company's  existing  Board

                                       -3-

of Directors at a special  meeting of shareholders to be called for such purpose
(the "Directors Special Meeting").

THE COMMITTEE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENTS AND OTHER PROXY MATERIALS  RELATING TO THE MERGER SPECIAL MEETING AND
DIRECTORS  SPECIAL  MEETING  AS  THEY  BECOME  AVAILABLE  BECAUSE  THEY  CONTAIN
IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS ARE, AND IN THE CASE OF THE PROXY
STATEMENT AND ACCOMPANYING  PROXY CARD RELATING TO THE DIRECTORS SPECIAL MEETING
WILL BE, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.  IN
ADDITION,  THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY
MATERIALS,  WITHOUT CHARGE, UPON REQUEST, AND IN THE CASE OF THE PROXY MATERIALS
RELATING TO THE DIRECTORS SPECIAL MEETING,  FOLLOWING THAT FILING.  REQUESTS FOR
COPIES  SHOULD BE  DIRECTED  TO THE  PARTICIPANTS'  PROXY  SOLICITOR,  MACKENZIE
PARTNERS,  INC.,  AT ITS  TOLL-FREE  NUMBER:  (800)  322-2885  OR BY E-MAIL  AT:
PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS IN THE PROXY  SOLICITATIONS  ARE CRESCENDO  PARTNERS II, L.P.,
SERIES R,  CRESCENDO  INVESTMENTS  II, LLC,  ERIC  ROSENFELD,  F. ANNETTE  SCOTT
FLORIDA TRUST,  RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST,  RICHARD L. SCOTT,  STEPHEN T. BRAUN AND THE COMPUTER HORIZONS FULL VALUE
COMMITTEE (THE "PARTICIPANTS"). INFORMATION REGARDING THE PARTICIPANTS AND THEIR
DIRECT OR INDIRECT  INTERESTS IS AVAILABLE IN THEIR  SCHEDULE 13D JOINTLY  FILED
WITH THE SEC ON JULY 22, 2005.

SOURCE  The Computer Horizons Full Value Committee

                                      # # #

                                       -4-

          Item 2: On August 11, 2005, the Committee  mailed the following voting instructions to the Company's stockholders.

                                                              ATTN: SHAREHOLDERS

                              TWO EASY WAYS TO VOTE

VOTE BY TELEPHONE                      VOTE BY INTERNET

It's fast, convenient and your vote    It's fast, convenient and your vote
is   immediately    confirmed   and    is immediately confirmed and
posted.                                posted.

   CALL TOLL-FREE 1-800-454-8683             GO TO WWW.PROXYVOTE.COM

                AND                                    AND

      FOLLOW THE 3 EASY STEPS:               FOLLOW THE 3 EASY STEPS:

1. Read the accompanying letter and    1. Read the accompanying letter and
   ballot.                                ballot.

2. Enter  your   12-digit   control    2. Enter  your   12-digit   control
   number located on your ballot.         number  located  on the label of
                                          your ballot.
3. Follow the simple instructions.
                                       3. Follow the simple instructions.
       MAKE YOUR VOTE COUNT!
                                              MAKE YOUR VOTE COUNT!

                                       -5-